UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2014

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

A.
Fifth Amendment and Forbearance to Loan and Security Agreement with Silicon Valley Bank and Fourth Amendment and Forbearance to Loan and Security Agreement (Ex-IM Loan Facility) with Silicon Valley Bank

Advanced Photonix, Inc. (the “Company”) and its wholly-owned subsidiaries Picometrix LLC (“Picometrix”) and Advanced Photonix Canada, Inc. (“APC”) (each a “Borrower” and, collectively the “Borrowers”) are parties to a (i) Loan and Security Agreement dated January 31, 2012 (amended from time to time, the “SVB Loan Agreement”) by and among the Borrowers and Silicon Valley Bank (“SVB”); and (ii) Loan and Security Agreement (Ex-IM Loan Facility) dated January 31, 2012 (as amended from time to time, the “SVB Ex-Im Loan Agreement” and together with the SVB Loan Agreement, the “SVB Loans” and each a “SVB Loan”) by and among the Borrowers and SVB.  Under the terms of the SVB Loans, the Borrowers were required to maintain a minimum liquidity ratio of 2.25 to 1.00 and a minimum rolling three month adjusted EBITDA, measured monthly of (1) a negative $300,000 for each fiscal month during the period July through October 2013; and (2) $1 for each fiscal month during the period November 2013 through February 2014.

As of December 27, 2013, the Borrowers were not in compliance with the adjusted EBITDA covenant of $1 for the three months ended December 27, 2013, and therefore an event of default occurred under the SVB Loans.  Under the terms of the SVB Loans, SVB is permitted to proceed against the collateral provided as security for the loans issued thereunder upon an event of default.

On February 10, 2014, the Borrowers and SVB entered into a Fifth Amendment and Forbearance to the SVB Loan Agreement (the “SVB Loan Forbearance Agreement”) and a Fourth Amendment and Forbearance to the SVB Ex-Im Loan Agreement (the “SVB Ex-IM Loan Forbearance Agreement” and collectively, the “SVB Forbearance Agreements”).  Under the terms of the SVB Forbearance Agreements, (i) the interest rate on the line of credit and existing term debt issued under the SVB Loans was increased to 7.25% and 7.75%, respectively, effective February 1, 2014; and (ii) SVB agreed not to proceed against the collateral securing the SVB Loans until the earlier of (a) February 28, 2014; (b) the failure of Borrowers to comply with any of the terms of the Forbearance Agreements; (c) the occurrence of any event of default (other than the existing events of default); and (d) the date that a Borrower joins in, assists, cooperates, or participates as an adverse party or adverse witness in any suit or other proceeding against SVB relating to the SVB Loans or the obligation to repay indebtedness issued thereunder.  As consideration for SVB’s entrance into the SVB Forbearance Agreements, the Borrowers released any and all claims that they may have had against SVB arising prior to or on February 10, 2014, paid SVB a fee of $10,000, and reimbursed SVB for its expenses in negotiating the Forbearance Agreements. The SVB Forbearance Agreements did not amend or alter in any respect the terms and conditions of either SVB Loan, or any of the other loan documents, or constitute a waiver or release by SVB of any right, remedy or event of default under the SVB Loans or any of the other loan documents, except to the extent expressly set forth in the SVB Forbearance Agreements and the SVB Loans.

Forbearance Agreement to Loan and Security Agreement with Partners for Growth III, L.P.

The Company and Picometrix (the “PFG Borrowers”) are parties to a Loan and Security Agreement dated February 8, 2013 (amended from time to time, the “PFG Loan Agreement”) by and among the Company, Picometrix and Partners for Growth III, L.P. (“PFG”).  Under the terms of the PFG Loan Agreement, the PFG Borrowers were required to maintain a minimum liquidity ratio of 2.25 to 1.00 and a minimum rolling three month adjusted EBITDA, measured monthly of (1) a negative $300,000 for each month during the period July through October 2013; and (2) $1 for each month during the period November 2013 through February 2014.

As of December 27, 2013, the PFG Borrowers were not in compliance with the adjusted EBITDA covenant of $1 for the three months ended December 27, 2013, and therefore an event of default occurred under the PFG Loan Agreement.  Under the terms of the PFG Loan Agreement, PFG is permitted to proceed against the collateral provided as security for the loans issued thereunder upon an event of default, subject to any rights that SVB may have in that same collateral.

On February 10, 2014, the PFG Borrowers entered into a Forbearance Agreement to the PFG Loan Agreement (the “PFG Forbearance Agreement”).  Under the terms of the PFG Forbearance Agreement, (i) the parties amended Section 8.21 of the PFG Loan Agreement to provide that only the PFG Borrowers are required to waive their right to a jury trial (as opposed to the mutual waiver that applies to all parties in the current PFG Loan Agreement); and (ii) PFG agreed not to proceed against the collateral securing the PFG Loan Agreement Loans until the earlier of (a) February 28, 2014; (b) the occurrence of any event of default (other than the existing events of default); (c) the failure of the PFG Borrowers to pay all amounts to PFG when due; (d) the filing of a petition for relief by or against the PFG Borrowers under the United States Bankruptcy Code; (e) the failure of the PFG Borrowers to promptly comply with any of the terms of the PFG Forbearance Agreement; (f) the breach of any recital, representation or warranty made by the PFG Borrowers in connection with the PFG Forbearance Agreement; or (g) the date any material impairment in the perfection or priority of PFG’s security interest in the collateral securing the indebtedness issued under the PFG Loan Agreement or in the value of such collateral taken as a whole occurs. As consideration for PFG’s entrance into the PFG Forbearance Agreement, the PFG Borrowers released any and all claims that they may have had against PFG arising prior to or on February 10, 2014, paid PFG a fee of $10,000, and reimbursed PFG for its expenses in negotiating the Forbearance Agreements. The PFG Forbearance Agreements did not amend or alter in any respect the terms and conditions of the PFG Loan Agreement, or any of the other loan documents, or constitute a waiver or release by PFG of any right, remedy or event of default under the PFG Loan Agreement or any of the other loan documents, except to the extent expressly set forth in the PFG Forbearance Agreement and the PFG Loan Agreement.

The preceding descriptions of the SVB Loan Forbearance Agreement, SVB Ex-IM Loan Forbearance Agreement and PFG Forbearance Agreement are qualified in their entirety by reference to the copies of the SVB Loan Forbearance Agreement, SVB Ex-IM Loan Forbearance Agreement and PFG Forbearance Agreement filed herewith as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit

10.1	Fifth Amendment and Forbearance to Loan and Security Agreement by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated February 10, 2014.

10.2
Fourth Amendment and Forbearance to Loan and Security Agreement (Ex-IM Loan Facility) by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated February 10, 2014.

10.3	Forbearance Agreement to Loan and Security Agreement by and among Partners for Growth III, L.P., Advanced Photonix, Inc., and Picometrix, LLC dated February 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Jeff Anderson
Jeff Anderson, Chief Financial Officer

Dated:  February 10, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Fifth Amendment and Forbearance to Loan and Security Agreement by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated February 10, 2014.

10.2
Fourth Amendment and Forbearance to Loan and Security Agreement (Ex-IM Loan Facility) by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated February 10, 2014.

10.3	Forbearance Agreement to Loan and Security Agreement by and among Partners for Growth III, L.P., Advanced Photonix, Inc., and Picometrix, LLC dated February 10, 2014.